SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2002

GREAT PLAINS ENERGY INCORPORATED
(Exact name of registrant as specified in its charter)

0-33207
(Commission file number)

MISSOURI	43-1916803
(State of other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1201 Walnut
Kansas City, Missouri 64106
(Address of principal executive offices)

(816) 556-2200
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5.             OTHER EVENTS

          On December 16, 2002, Great Plains Energy announced the retention of Greg Orman as a company advisor effective December 31, 2002. To assume this new status, Mr. Orman will resign as Executive Vice President of Great Plains Energy and President and Chief Executive Officer of KTL Inc. A copy of the press release is attached to this Form 8-K report as Exhibit 99.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on December 16, 2002, announcing the retention of Greg Orman as a company advisor effective December 31, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

Date: December 16, 2002